December 27, 2011

ROCHDALE INVESTMENT TRUST

Rochdale Mid/Small Growth Portfolio
Rochdale Mid/Small Value Portfolio

Supplement dated December 27, 2011 to
Prospectus dated April 30, 2011, as amended

Rochdale Investment Management LLC (“RIM”), the advisor to the Rochdale Mid/Small Growth Portfolio and Rochdale Mid/Small Value Portfolio (the “Portfolios”), has recommended, and the Board of Trustees of the Rochdale Investment Trust has approved, the liquidation of the Portfolios.  The Portfolios are expected to be closed on December 28, 2011.

Effective December 27, 2011, the Portfolios will no longer accept purchases.  Shareholders of the Portfolios may redeem their investments as described in the Portfolios’ Prospectus.  Accounts not redeemed by December 28, 2011 will automatically be closed and liquidating distributions, less any required withholdings, will be sent to the address of record.

Each Portfolio currently holds certain illiquid securities.  In the event that the Portfolios are unable to sell these securities for a reasonable price, each Portfolio anticipates that it will complete its liquidation by transferring its entire interest in these securities to a liquidating trust.  Such a transfer would be treated for federal income tax purposes as a final liquidating distribution made to shareholders of the Portfolio. Thereafter, the liquidating trusts will hold the securities on behalf of shareholders and would distribute to shareholders any proceeds realized on the eventual sale or other disposition of the securities.

If you hold your shares in an IRA account directly with the Portfolios’ Transfer Agent, you have 60 days from the date you receive your proceeds to reinvest your proceeds into another IRA and maintain their tax-deferred status.  You must notify the Transfer Agent at (866) 209-1967 or your financial advisor prior to December 27, 2011 of your intent to reinvest your IRA account to avoid withholding deductions from your proceeds.

Please contact Rochdale at (800) 245-9888 or your financial advisor if you have questions or need assistance.

Please retain this Supplement with the Prospectus.